CORP OVERVIEW 1 April 2015 Exhibit 99.1

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995. All statements, other than statements of historical facts, contained in this presentation are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,”
“intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,”
“contemplate,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.
These forward-looking statements include, among others, statements about: AVEO’s plans to leverage biomarkers and pursue strategic partnerships for certain of its assets, including AVEO’s plans to develop a commercial scale biomarker for tivozanib; AVEO’s goals and business strategy and its ability to optimize its resources; the timing and results of preclinical and clinical trials; the timing and response of meetings with regulatory authorities; AVEO’s approach to treat cachexia and AVEO’s estimates for its cash runway.

Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements AVEO makes due to a number of important factors, including substantial risks and uncertainties relating to: AVEO’s ability to successfully implement its restructuring and strategic plans; AVEO’s ability to successfully develop, test and gain regulatory approval of its product candidates, including its companion diagnostics; AVEO’s ability to obtain necessary financing; AVEO’s ability to establish and maintain new strategic partnerships; AVEO’s ability to obtain, maintain and enforce intellectual property rights; competition; AVEO’s dependence on its strategic partners and other third parties; adverse economic conditions; and those risk factors discussed in the “Risk Factors” and elsewhere in AVEO’s Annual Report on Form 10-K for the year ended December 31, 2014, and other periodic filings AVEO makes with the SEC.  All forward-looking statements contained in this presentation speak only as of the date of this presentation, and AVEO undertakes no obligation to update any of these statements, except as required by law.

AVEO is Leveraging Biomarkers and Partnerships in
Seeking to Advance its Robust Pipeline of Assets

Substantial Ownership of all Programs
Most advanced stage of development
GDF-15 Biomarker Cachexia
NRG-1 Biomarker Solid Tumors
Serum Proteomic Biomarker NSCLC
Angiogenesis Biomarkers CRC
Ocular Diseases
Potential EU File 1st line RCC
TIVO-1 Crossover  Refractory RCC
Program
Pathway
Development
Candidate
Preclinical
Phase 1
Phase 2
Phase 3
Rights
Own ex-Asian
rights
Wholly Owned
Wholly Owned
Ficlatuzumab
HGF MAb
AV-203
ERBB3 MAb
AV-380
GDF15 MAb
Tivozanib
VEGFR 123 TKI

Tivozanib 4

PLGF
VEGF-B
VEGF-A
VEGF-C
VEGF-D
VEGFR-1
VEGFR-2
VEGFR-3
TIVOZANIB
TIVOZANIB
TIVOZANIB
PROLIFERATION
MIGRATION
SURVIVAL
ANGIOGENESIS

Tivozanib – VEGFR 1, 2 & 3 Tyrosine Kinase Inhibitor
• Potent, selective inhibitor of VEGFRs 1, 2, and 3
with a long half-life that is designed to optimize
blockade while minimizing off-target toxicities
1,2
• Patent term: 2022 (composition of matter) with
potential extension to 2027
• Orphan drug designation in Europe for RCC
1. Nakamura K et al. Cancer Res 2006;66:9134–9142.
2. Eskens FA et al. Clin Cancer Res 2011;17:7156–7163.

1. Reacquired worldwide rights (Aug 2014)
2. Ophthotech option agreement to evaluate in ocular indications (Nov 2014)
3. Received confirmation of eligibility for MAA from the EMA for RCC (Jan 2015)
4. Presented BATON CRC NRP-1 serum biomarker results at AACR
Angiogenesis Meeting
5. Ongoing evaluation of strategies to advance tivozanib

Antiangiogenic effects of tivozanib, an oral VEGF receptor tyrosine kinase inhibitor, on experimental choroidal neovascularization in mice

EXPERIMENTAL
EYE RESEARCH

Original Research Article

Experimental Eye Research, Volume 112, July 2013, Pages 125-133

Seungbum Kang, Young Jung Roh, In Boom Kim

Abstract

Abstract We in … tor, on experimental choroidal neo … 0) of the study and experimental … 7 days after the laser photocoagula … mounts, fluorescein angiography, immunofluorescence s … , and histological examinations were performed 14 days after CNV induction. Expression of phosphorylated ERK1/2 in choroidal tissues wa … ured by western blot analysis to demonstrate the inhibitory effect of tivozanib on intracellular signaling pathways involved in CNV development. Compared to vehicle-treatment, tivozanib suppressed the development of CNV lesions and led to a significant regression of established CNV, reducing the affected areas by 80.7% and 67.7%, respectively. On fluorescein angiography, tivozanib-treated mice had significantly less fluorescence leakage than vehicle-treated mice ($P < 0.001$). On immunofluorescence staining, the isolectin B4-labeled area was smaller in tivozanib-treated mice ($P < 0.001$). Phosphorylated ERK 1/2 levels increased after CNV induction by laser application and were suppressed by tivozanib treatment. Tivozanib effectively inhibited the progression of CNV in an experimental CNV model. These results suggest that tivozanib may be a therapeutic alternative for the treatment of neovascular age-related macular degeneration.

Tivozanib Preclinical Activity in Ocular Models
April 8, 2015 6 6
Compared to the vehicle-treatment, tivozanib
suppressed the development of CNV lesions and
led to a significant regression of established CNV,
reducing the affected areas by 80.7% and 67.7% respectively

Ophthotech Research and Option Agreement: Nov. 2014
April 8, 2015 7 7
Agreement Research and Exclusive Option Agreement for
Non-Oncology Disease of the Eye
Territory Worldwide ex-Asia
Upfront $500,000
Option Term Milestones $2M at IND filing and $6M based upon the achievement of specified R&D, business goals
Option Payment* $2M
Clinical and Regulatory Milestones* $50M
Sales-based Milestones* $45M
Royalties Tiered, double digit royalties, up to the mid-
teens, on net sales
Agreement monetizes tivozanib while retaining oncology indications and providing significant potential downstream value for AVEO
All payments received by AVEO subject to sublicense revenue obligation to Kyowa Hakko Kirin
* Assumes execution of option by Ophthotech

Current Anti-VEGF Market:
Expanding Multi-Billion Dollar Opportunity

Annual Global Branded Anti-VEGF Sales*

($Bn)
6.0
5.0
4.0
3.0
2.0
1.0
0.0
0.4
1.2
1.8
2.3
2.9
3.8
4.8
6.1
2006
2007
2008
2009
2010
2011
2012
2013

*Ophthotech internal estimate

Sales in First 12 Months Following Launch

Lucentis®
**Eylea®
$800MM
$862MM

**Available sales data is for 13 months 10 days following launch

OPHTHOTECH

8

N	Median PFS (95% CI)	HR	*P* value
Tivozanib	260	11.9 mos (9.3–14.7)	0.797	0.042
Sorafenib	257	9.1 mos (7.3–9.5)		

1.0
0.8
0.6
0.4
0.2
0
Probability of PFS
0
5
10
15
20
Time (months)

Overall Survival, Months
0
5
10
15
20
25
30
Subsequent Targeted Therapy (VEGF or mTOR)
TIVO-1 Study[1]
HR= 1.25
P= 0.15
Tivozanib
28.8 months
12%[5]
Sorafenib
29.3 months
60%
COMPARZ[2]
Sunitinib
29.3 months
~60%
Pazopanib
28.4 months
~60%
Sunitinib Pivotal[3]
Sunitinib
26.4 months
42%[6]
Pazopanib Pivotal[4]
Pazopanib
22.9 months
22%[7]

1. Data on file. AVEO Pharmaceuticals, Inc. August 27, 2012, OS Sweep. 2. Motzer R, et al. Presented at ESMO. 2012 (abstr LBA8_PR).
3. Sutent [prescribing information]. New York, NY: Pfizer Labs; May 2011. 4. Votrient [prescribing information]. Research Triangle Park, NC: GlaxoSmithKline; January 2012. 5. Data on file AVEO Pharmaceutical, Inc. May 15, 2012, OS Sweep. 6. Motzer. *J Clin Oncol.* 2009;27:3584-3590.
7. Sternberg C, et al. Presented at ESMO. 2010 (abstr LBA22).

Evaluating Potential for MAA Filing for RCC
TIVO-1 Randomized Phase 3
April 8, 2015
• Met primary PFS endpoint
of superiority vs sorafenib
• First H2H RCC pivotal trial
to show superiority over
another VEGF TKI
• Demonstrated
differentiated safety profile
• OS confounded by
crossover
• Median OS similar to
historical TKI agents,
despite lack of subsequent
therapy

Overall Survival TIVO-1
NA/EU
(N=186)
Unstratified Analysis
HR=0.89
p=0.58
Primary Stratified Analysis
HR=0.87
p=0.49
Includes: US, Canada, EU Member States
(Bulgaria, Czech Republic, France, UK, Hungary, Italy, Poland, Romania)
Favorable OS Trend when Including All US and EU Patients
Enrolled in TIVO-1 (186 patients)

Probability of PFS
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
TIVOZANIB
SORAFENIB
0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45
Months

Probability of Overall Survival
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
TIVOZANIB
SORAFENIB
0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45 48
Months

Efficacy Data for All US and EU Patients Enrolled in TIVO-1
(186 patients)
Tivozanib
N = 98
Sorafenib
N = 88
Median PFS
14.7
(9.2, 18.0)
8.5
(5.7, 10.9)
PFS
HR
Unstratified
0.57 (0.41, 0.78),
p < 0.001
Stratified
0.53 (0.38, 0.74), p < 0.001
Progression Free Survival (PFS) Overall Survival (OS)
Tivozanib
N = 98
Sorafenib
N = 88
Median OS
35.9
(21.9, NA)
31.0
(24.1, 42.1)
OS
HR
Unstratified
0.89 (0.60, 1.33),
p=0.58
Stratified
0.87 (0.58, 1.30), p=0.49
Includes: US, Canada, EU Member States
(Bulgaria, Czech Republic, France, UK, Hungary, Italy, Poland, Romania)

Data from the TIVO-1 Study for Treatment Post-VEGF TKI
Progression Compare Favorably to Competing Agents
April 8, 2015 12
Study
AXIS:
Phase 3, 2 line RCC
axitinib vs sorafenib
(1:1)
Dovitinib study:
Phase 3, 3
rd
line RCC
dovitinib vs sorafenib
(1:1)
TIVO-1:
Phase 3, 2
nd
line RCC
subset crossing over to
tivozanib following
sorafenib progression
Study Size
n=361 (axitinib arm)
n=362 (sorafenib arm)
n=280 (dovitinib)
n=284 in sorafenib arm
n=163 (tivozanib)
PFS
sunitinib refractory pts
6.5 mo (axitinib) vs.
4.5 mo (sorafenib)*
3.7 mo (dovitinib) vs.
3.6 mo (sorafenib)
sorafenib refractory pts
8.4 mo^ (tivozanib)
PFS HR HR = 0.636, p<0.0002* HR 0.86, p=0.063
OS
20.1 mo (axitinib) vs.
19.2 mo (sorafenib)
11.1 mo (dovitinib) vs
11.0 mo (sorafenib)
19.6 mo^ (tivozanib)
OS HR HR = 0.969, p =0.374 HR 0.96, p =0.357
* n= 389; investigator assessed PFS;
independent PFS = 4,8 mo vs. 3.4 mo, HR = 0.741 (p=0.011)
^Motzer et al ASCO GU 2013 (Data to be updated at ASCO 2015)
nd

Potential Phase 3 Confirmatory Study Design in
Recurrent/Metastatic RCC
“We recommend that you perform an adequate and well-controlled randomized trial(s) of tivozanib using
PFS as the primary endpoint and OS as a secondary endpoint. You should ensure the applicability of the results from this trial to the US population. The trial should be powered to detect a difference in PFS and adequately sized to reassure us that there is no adverse effect on OS. The design, conduct, and results of this trial will determine whether one additional trial will be sufficient for approval purposes.”
- FDA COMPLETE RESPONSE Letter 6/6/13
April 7, 2015 13
N = 300 - 400
tivozanib
sorafenib
• 1
O
: PFS
• 2
O
: OS, ORR, DoR,
Safety and
tolerability for ITT &
Pre-Specified
Biomarkers
Phase 3, Randomized, Controlled, Multi-Center, Open-Label Study to Compare
Tivozanib to Sorafenib in Subjects With Refractory Advanced Renal Cell Carcinoma
• Recurrent/metastatic RCC
• Failed at least two prior
regimens including VEGFR-
TKI (not sorafenib)
• ECOG PS 0 or 1

April 8, 2015
• Final results (AACR Angiogenesis 2015) suggest that tivozanib+mFOLFOX6 is comparable to bevacizumab+mFOLFOX6 in the ITT population, with an acceptable safety profile.
• PFS:  9.8 (Tivo) vs 9.5 (Bev) months; HR=0.908, p=0.598
• ORR:  46.9% (Tivo) vs. 43.2% (Bev)
• Final pre-specified biomarker analysis (AACR Angiogenesis 2015) suggest NRP-1 is prognostic for outcome regardless of choice of anti-VEGF therapy and predictive for improved PFS for Tivo over Bev
• Biomarker IP filed in January 2015, commercial CDx antibody identification and assay development efforts initiated
N = 265
tivozanib
+
mFOLFOX6
bevacizumab
+
mFOLFOX6
• 1
O
: PFS*
• 2
O
: OS, ORR, DoR,
TTF, HRQol, Safety
and tolerability for
ITT & Pre-Specified
Biomarkers
* Interim ITT PFS analysis (after full enrollment)
indicated futility for superiority of  Tivo vs. Bev
Colorectal Cancer (CRC)

• 1 line Stage IV mCRC
• No fluorouracil adj tx
<6 months
• ECOG PS 0 or 1
st

Tivozanib PFS = 9.8mos
Bevacizumab PFS = 9.5mos
HR=0.908; P=0.598
Survival Probability
Primary Stratified Analysis
Log-rank test p-value: 0.598
Hazard Ratio (95% CI) : 0.908 (0.634, 1.301)
Unstratified analysis
Log-rank test p-value: 0.345
Hazard Ratio (95% CI) : 0.847 (0.598, 1.198)
Bevacizumab+ mFOLFOX6
Tivozanib+ mFOLFOX6

Tivozanib Treatment Resulted in Comparable PFS Outcomes as Avastin in ITT Population; Investigator Assessment April 7, 2015 CI, confidence interval; HR, hazard ratio 15

Survival probability (PFS)
NRP1 high
NRP1 low
0.0
0.2
0.4
0.6
0.8
1.0
0
5
10
15
20

Survival Probability (PFS)
NRP1 high
NRP1 low
0.0
0.2
0.4
0.6
0.8
1.0
0
5
10
15
20

NRP-1 Levels Were Prognostic for PFS for both Tivozanib (A)
and Bevacizumab (B) Treated Patients*
April 8, 2015
a
Unstratified PFS analysis: (n=108; events=56); log rank test
P value=2.88e-7; HR (95% CI): 0.21 (0.11, 0.41).
(A) PFS for tivozanib arm
a
Time to event (PFS) in months
NRP-1 low (n=52)
Median PFS=17.9 months
NRP-1 high (n=56)
Median PFS=7.3 months
b
Unstratified PFS analysis: (n=54; events=34); log rank test
P value=0.059; HR (95% CI): 0.506 (0.246, 1.04).
Time to event (PFS) in months
NRP-1 low (n=28)
Median PFS=11.2 months
NRP-1 high (n=26)
Median PFS=7.5months
(B) PFS for bevacizumab arm
b
*Utilizing predefined median NRP-1 cutoff

Survival probability (PFS)
Bev+mFOLFOX6
Tivo+mFOLFOX6

Bev+mFOLFOX6
Tivo+mFOLFOX6

NRP-1 Low (A) Was Predictive for Tivozanib Benefit over
Bevacizumab while High (B) Levels Were Not*
Time to event (PFS) in months
Tivozanib (n=52)
Median PFS=17.9 months
Bevacizumab (n=28)
Median PFS=11.2 months
a
Unstratified analysis: (n=80; events=31); log rank test
P value=0.0075; HR (95% CI): 0.38 (0.183, 0.794).
b
Multivariate analysis (cancer origin, met sites, LDH); Wald test P value=0.0034; HR (95% CI): 0.30 (0.133, 0.671).
(A) NRP-1 low
a,b
Tivozanib (n=56)
Median PFS=7.33 months
Bevacizumab (n=26)
Median PFS=7.46 months
Time to event (PFS) in months
(B) NRP-1 high
c,d
c
Unstratified analysis: (n=82; events=59); log rank test
P value=0.99; HR (95% CI): 1.00 (0.997, 0.575).
d
Multivariate analysis (cancer origin, met sites, LDH);
Wald test P p value=0.68; HR(95% CI): 1.12 (0.639, 1.980).

*Utilizing predefined median NRP-1 cutoff

Similar Prognostic Value of NRP-1 Observed in Renal
and Other Cancers for VEGF inhibitors
April 8, 2015 18
TIVO-1: Tivozanib-Treated Patients With High vs Low NRP-1 Levels Based on a Median Cutoff
• Similar observations across several tumor types, including breast, gastric and colorectal cancers, with anti-VEGF therapies such as Avastin and Zaltrap

Where Are We Now with Tivozanib?
• RCC EU
– Rapporteur meetings scheduled to discuss opportunity for EU file with
TIVO-1 data for 1
st
line RCC (2Q15)
• RCC Global
– Planned ASCO 2015 presentation of updated VEGF TKI refractory PFS data from TIVO-1 crossover
– FDA meeting scheduled to discuss potential for phase 3 refractory RCC study vs sorafenib to serve as confirmatory study for TIVO-1 (2Q15)
• CRC Global
– Engaged Myriad to identify NRP-1 antibody which could be suitable for use in a commercial CDx assay for tivozanib in colorectal cancer
– FDA meeting scheduled to discuss potential development and registration paths forward for tivozanib in CRC (2Q15)
April 8, 2015 19

Ficlatuzumab 20

FICLATUZUMAB
HGF
c-MET
PI(3)K
Ras
STAT
Scattering
• Rac
• Akt
• MAP kinases
Anoikis (apoptosis) protection
Cell proliferation
Branched morphogenesis
Gab-1
Shc
PLC-γ
Signal amplification

• A Favorable Profile to In-Class Antibodies
– High affinity (pM) and slow off-rate for HGF
– High potency (nM) inhibiting all biological activities of
HGF, including autocrine/paracrine activation loops
– In vivo preclinical efficacy superior to in-class
antibodies
Ficlatuzumab – Humanized IgG1k MAb Inhibitor of HGF

Data on file
*  January 2028 expiry in US and June 2027 expiry in Europe and Japan
1. Identified potential serum proteomic biomarker: Biodesix VeriStrat
®
2. Finalized Biodesix partnership to fund confirmatory phase 2 study (April 2014)
3. Presented Phase 2 Biodesix VeriStrat
®
analysis (ESMO 2014)
4. Confirmatory phase 2 NSCLC study open
• Patent Term: 2027-28 (composition of matter)
with potential extension to 2032-2033*

Ficlatuzumab Randomized Phase 2 Study (P06162):
Exploratory Analysis Results*
VeriStrat ® may be a predictive biomarker for the combination of ficlatuzumab + EGFR TKI over EGFR TKI alone
Observation to be confirmed in the Phase 2 FOCAL study, initiated in 2014

* Mok et al ESMO 2014
VeriStrat Poor (VSP)
ficlatuzumab + gefitinib
n=18
gefitinib alone
n=17
OS
Median 23.9 months 5.8 months
Hazard Ratio 0.41
p-value 0.032
PFS
Median 7.4 months 2.3 months
Hazard Ratio 0.41
p-value 0.014
VSP & EGFRm
ficlatuzumab + gefitinib
n=5
gefitinib alone
n=6
OS
Median 17.8 months 10.4 months
Hazard Ratio 0.3
p-value 0.09
PFS
Median 11.1 months 2.3 months
Hazard Ratio <0.01
p-value <0.01

Biodesix Partnership: April 2014
AVEO and Biodesix Partner to Co-Develop and Commercialize
Ficlatuzumab with a Companion Diagnostic
– Unique collaboration where the diagnostic company provides funding for
POC clinical development in NSCLC
• Biodesix will fund up to $15 million of the cost of the confirmatory phase 2 study in NSCLC and all companion diagnostic development costs
• 50/50 sharing of ficlatuzumab development and commercialization expenses beyond confirmatory phase 2
• 50/50 sharing of potential profits from ficlatuzumab
• Biodesix retains revenue from companion diagnostic
• AVEO to lead worldwide commercialization of ficlatuzumab
– Agreement advances ficlatuzumab with external funding while retaining significant downstream value for AVEO
April 8, 2015 23

FOCAL Study – Confirmatory Phase 2
April 8, 2015 24
A Phase 2, Multicenter, Randomized, Double-blind Study of
Ficlatuzumab Plus Erlotinib Versus Placebo Plus Erlotinib in Subjects Who
Have Previously Untreated Metastatic, EGFR-mutated Non-small Cell Lung
Cancer (NSCLC) and BDX004 Positive Label
1     Line Stage IV
NSCLC
EGFR Mutation+
BX004 Positive
ECOG PS 0 or 1
N = 86
ficlatuzumab
+
erlotinib
placebo
+
erlotinib
• 1
O
: PFS
• 2
O
: OS, ORR, Disease
Control, PK, Safety
and tolerability
st

A POTENT ERBB3 (HER3) INHIBITORY ANTIBODY DESIGNED TO INHIBIT BOTH LIGAND-DEPENDENT AND LIGAND-INDEPENDENT ERBB3 SIGNALING

AV-203 25

NRG
AV-203
EGFR, HER2 and other kinase receptors
ErbB3
P
PROLIFERATION
SURVIVAL

AV-203: Superhumanized
TM
IgG1k MAb Inhibitor of ERBB3
• Potent high affinity NRG-1/HRG binding
inhibition
– Exclusively blocks ERBB3 signaling
– Potential for inducing ADCC
– Prevents NRG-1/HRG induced proliferation
– Opportunity to explore combinations with HER2
and EGFR Targeted Therapies
• Patent Term: 2031 (composition of matter) and
2032 (NRG-1 biomarker) with potential for
extensions
• Biogen agreement allows for AVEO to find a
worldwide partner to fund further development
for AV-203
April 7, 2015 26
1. Reacquired worldwide rights from Biogen Idec (March 2014)
2. Presented Phase 1 monotherapy data showing encouraging early support for NRG-1/HRG biomarker hypothesis (ASCO 2014)

Target lesion #1
Target lesion #2
Start of AV-203
4 months after
start of AV-203

Phase 1 AV-203 Dose-Escalation, Monotherapy Study
Completed*
• 22 subjects enrolled
– Tumor types: 4 NSCLC (3 sq, 1 adeno); 4 CRC;
2 sq cell skin; one each ovarian, peritoneal,
SCLC, endometrioid, osteosarcoma, HCC,
pancreatic, neuroendocrine, bladder,
mesothelioma, SCCHN, cervical
• Recommended P2 dose is 20mg/kg every
2 weeks (maximum dose tested)
– Most common treatment-related AEs were
diarrhea (59%), dry skin and decreased appetite
(32% each); 1 DLT observed
• Encouraging early efficacy and
support for NRG-1/HRG biomarker
hypothesis
– Of 22 patients, 8 SD and 1 PR
– 1 of 2 NRG-1/HRG+ patients experienced a PR
April 7, 2015
* Sarantopoulos, ASCO 2014. Abs#11113.
NSCLC with partial response (9 mg/kg)
(NRG-1/HRG Positive)

Combination Therapy:  AV-203 combined with both afatinib or
cetuximab could be effective in preventing resistance
April 7, 2015 28
Treatment of FaDu Xenograft with AV-203 Prevents
Resistance to Other EGFR and EGFR/HER2 Inhibitors
0.0
200.0
400.0
600.0
800.0
1000.0
1200.0
1400.0
1600.0
1800.0
2000.0
1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 55 58 61 64 67 70 73
Study Day
PBS
Xolair 20mpk
203 20mpk
Erbitux 5mpk
Afatinib 12.5mpk
203/Erbitux Combo 20/5mpk AV-
203/Afatinib Combo 20/12.5mpk
Last dose
AV-
AV-

AV-380 29

Cachexia:
Complex metabolic syndrome
associated with several underlying chronic
illnesses and characterized by loss of
muscle mass and strength, loss of whole
body fat, inflammation, anemia, etc.
~400,000 pts
In US
~960,000 pts
In US
~150,000 pts
In US
~3,200,000 pts
In US
Cachexia Represents a Significant Unmet Medical Need
Cancer
Cachexia
(Wasting Syndrome)
Congestive
Heart
Failure
Chronic
Kidney
Disease
Chronic
Obstructive
Pulmonary Disease
Morley et al; Am J Clin Nutr 2006;83:735– 43

GDF15
GDF15 ng/mL
0
2
4
6
8
10
12
14
16
18
20
22
24
26
Non-cachectic models
Cachectic models

GDF15 (ng/mL)
0
2
4
6
8
10
***
**
**
Non Cac
Pre Cac
Cac
Refr Cac

GDF15 – Driver of Cachexia (Wasting Syndrome)
31
Proof-of-Concept:
Elevated in cachectic
models and patients
(vs. non-cachectic)
•
Administration of
GDF15 induces
cachexia
•
Inhibition of GDF15
reverses cachexia

GDF15 Levels – Patient Samples
GDF15 Levels – Murine Models

PBS
mFC-GDF15
40 ug ip
% Body weight +/- SEM
Days
***

Tissue collection
SHAM
hIgG 10mpk
GDF15 Inhibitory Antibody
dosing ip
ns
***
% Body weight
Days post dose

GDF15 – Driver of Cachexia (Wasting Syndrome)
32
Proof-of-Concept:
Elevated in cachectic
models and patients
(vs. non-cachectic)
Administration of
GDF15 induces
cachexia
Inhibition of GDF15
reverses cachexia

100
80
60
40
20
0
Percent survival
0
10
20
30
days

GDF15 – Driver of Cachexia (Wasting Syndrome)
33
Proof-of-Concept:

IgG Vehicle
Anti-mGDF15 Ab + Drug A
IgG Vehicle + Drug A
Overall Survival in Xenograft Model
In absence of anti-GDF15 antibody treatment,
the mice died due to cachexia
Inhibition of GDF15
reverses cachexia
Administration of
GDF15 induces
cachexia
Elevated in cachectic
models and patients
(vs. non-cachectic)

First-in-Class, Differentiated Approach to Cachexia
• AV-380: Potent humanized GDF15 inhibitory MAb
– Unique mechanism of action
• Increase calorie/food intake
• Reverse body weight loss
• Restore normal body composition
• Mechanism of action different from:
– Hormonal/Metabolic agents (i.e. ghrelin, SARMs)
• Focus on stimulation of appetite or muscle protein synthesis
– Muscle regulation-directed agents (i.e. myostatin, activin)
• Address the muscle wasting aspect of the diseases
– Early cytokine inhibitors (i.e.TNF  ,IL-6, IL-8)
• Mechanistic link to the disease not well established
• Strong Intellectual Property Position
– Composition of matter patent (filed)
– Method of use patent (granted in US and EU)

Financials and Summary April 7, 2015 35

Financials Highlights
• Streamlined operations
• Headcount reduction from 60 to 20.  Expected to reduce annual compensation expenses by ~$6 million
• Reduce AVEO’s facilities requirements by up to 80% of its current space, including the elimination of lab and vivarium needs
• Provided termination notice for current lease; Identified new lower cost facility in Cambridge
• 4Q14 cash and securities of $52.3M
• Sufficient to fund operations into the third quarter of 2016
• Shares outstanding as of 12/31/14: ~52M

AVEO is Poised to Unlock the Potential of its Robust Pipeline
of Assets by Leveraging Biomarkers and Partnerships
Substantial Ownership of all Programs
Most advanced stage of development
Streamlined Organization to Focus on
Clinical and Business Development Operations
GDF-15 Biomarker Cachexia
NRG-1 Biomarker Solid Tumors
Ocular Diseases
Potential EU File 1st line RCC
TIVO-1 Crossover  Refractory RCC
Angiogenesis Biomarkers CRC
Serum Proteomic Biomarker NSCLC
Tivozanib
VEGFR 123 TKI
Ficlatuzumab
HGF MAb
AV-203
ERBB3 MAb
AV-380
GDF15 MAb
Program
Pathway
Development
Candidate
Preclinical Phase 1 Phase 2 Phase 3 Rights
Own ex-Asian
rights
Wholly Owned
Wholly Owned

38 April 2015 CORP OVERVIEW